GE Aggressive Strategy Fund - Average Net Assets
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 ($000's omitted)

GE Aggressive Strategy Fund	"8,760"

Underlying Funds:
GE Emerging Markets Fund (Class A)	"6,152"
GE High Yield Fund (Class A)	"5,045"
GE Small-Cap Value Equity Fund (Class A)	"23,095"
GE U.S. Equity Fund (Class A)	"368,017"
GE International Equity Fund (Class A)	"40,335"
GE Fixed Income Fund (Class A)	"94,094"

GE Aggressive Strategy Fund - Purchases and Redemptions
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Purchases ($000's omitted)	 October 	 November 	 December

GE Aggressive Strategy Fund	358	415	"1,026"

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	 -
GE High Yield Fund (Class A)	 -   	 -   	 -
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"8,192"	"9,790"	"14,185"
GE International Equity Fund (Class A)	"4,059"	"3,687"	"2,542"
GE Fixed Income Fund (Class A)	"2,126"	"3,704"	"4,193"
GE Mid Cap Growth (Class A)	375	599	295
GE Short Term Gov't (Class A)	684	"3,552"	985
GE Value Equity (Class A)	"2,063"	"8,256"	"3,368"
GE Premier Growth (Class A)	"4,362"	"7,834"	"7,905"


Purchases ($000's omitted)	 January 	 February 	 March

GE Aggressive Strategy Fund	697	"2,672"	"4,567"

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	"2,192"	"1,228"
GE High Yield Fund (Class A)	 -   	704	"2,394"
GE Small-Cap Value Equity Fund (Class A)	 -   	"4,299"	"14,347"
GE U.S. Equity Fund (Class A)	"10,139"	"24,150"	"8,660"
GE International Equity Fund (Class A)	"3,627"	"3,644"	"5,866"
GE Fixed Income Fund (Class A)	"1,633"	"1,198"	"3,138"
GE Mid Cap Growth (Class A)	"7,645"	611	 -
GE Short Term Gov't (Class A)	808	365	 -
GE Value Equity (Class A)	"2,550"	 -   	 -
GE Premier Growth (Class A)	"11,054"	 -   	 -


Purchases ($000's omitted)	 April  	 May 	 June

GE Aggressive Strategy Fund	335	343	428

Underlying Funds:
GE Emerging Markets Fund (Class A)	"1,033"	"1,076"	888
GE High Yield Fund (Class A)	171	176	162
GE Small-Cap Value Equity Fund (Class A)	864	417	203
GE U.S. Equity Fund (Class A)	"7,851"	"9,077"	"8,163"
GE International Equity Fund (Class A)	"5,959"	"13,542"	"7,942"
GE Fixed Income Fund (Class A)	"1,821"	"1,432"	"2,644"


Purchases ($000's omitted)	 July 	 August 	 September

GE Aggressive Strategy Fund	317	420	401

Underlying Funds:
GE Emerging Markets Fund (Class A)	"1,359"	606	789
GE High Yield Fund (Class A)	48	552	204
GE Small-Cap Value Equity Fund (Class A)	734	525	594
GE U.S. Equity Fund (Class A)	"4,791"	"4,642"	"6,035"
GE International Equity Fund (Class A)	"11,316"	"12,799"	"5,875"
GE Fixed Income Fund (Class A)	"1,227"	"4,190"	"1,572"


Redemptions ($000's omitted)	 October 	 November 	 December

GE Aggressive Strategy Fund	511	375	705

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	 -
GE High Yield Fund (Class A)	 -   	 -   	 -
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"4,263"	"4,417"	"7,347"
GE International Equity Fund (Class A)	"2,830"	"4,088"	"3,241"
GE Fixed Income Fund (Class A)	"1,586"	"2,486"	"2,975"
GE Mid Cap Growth (Class A)	191	312	307
GE Short Term Gov't (Class A)	311	"1,153"	897
GE Value Equity (Class A)	339	"6,179"	849
GE Premier Growth (Class A)	473	"3,594"	"1,755"


Redemptions ($000's omitted)	 January 	 February 	 March

GE Aggressive Strategy Fund	716	661	"1,022"

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	111	141
GE High Yield Fund (Class A)	 -   	206	54
GE Small-Cap Value Equity Fund (Class A)	 -   	270	"11,154"
GE U.S. Equity Fund (Class A)	"10,588"	"6,481"	"11,061"
GE International Equity Fund (Class A)	"3,456"	"3,640"	"4,960"
GE Fixed Income Fund (Class A)	"3,455"	"3,539"	"2,015"
GE Mid Cap Growth (Class A)	"7,813"	287	 -
GE Short Term Gov't (Class A)	751	"1,182"	 -
GE Value Equity (Class A)	"1,190"	 -   	 -
GE Premier Growth (Class A)	"4,371"	 -   	 -


Redemptions ($000's omitted)	 April  	 May 	 June

GE Aggressive Strategy Fund	459	441	363

Underlying Funds:
GE Emerging Markets Fund (Class A)	335	474	83
GE High Yield Fund (Class A)	56	80	49
GE Small-Cap Value Equity Fund (Class A)	195	208	139
GE U.S. Equity Fund (Class A)	"7,383"	"8,246"	"5,876"
GE International Equity Fund (Class A)	"6,258"	"9,766"	"10,386"
GE Fixed Income Fund (Class A)	"2,070"	"1,395"	"2,241"


Redemptions ($000's omitted)	 July 	 August 	 September

GE Aggressive Strategy Fund	649	464	305

Underlying Funds:
GE Emerging Markets Fund (Class A)	44	110	812
GE High Yield Fund (Class A)	178	4	70
GE Small-Cap Value Equity Fund (Class A)	163	371	482
GE U.S. Equity Fund (Class A)	"6,613"	"5,659"	"3,144"
GE International Equity Fund (Class A)	"11,733"	"10,148"	"6,663"
GE Fixed Income Fund (Class A)	"1,293"	"1,238"	764


GE Aggressive Strategy Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Into	 October 	 November 	 December

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	 -
GE High Yield Fund (Class A)	 -   	 -   	 -
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"42,373"	"98,123"	"208,833"
GE International Equity Fund (Class A)	"96,093"	"141,117"	"205,109"
GE Fixed Income Fund (Class A)	"29,586"	"112,538"	"108,587"
GE Mid Cap Growth (Class A)	"19,140"	"22,401"	"26,573"
GE Short Term Govt (Class A)	"10,416"	"41,056"	"36,201"
GE Value Equity (Class A)	"37,301"	"95,287"	"150,177"
GE Premier Growth (Class A)	"30,290"	"36,175"	"69,019"


Exchanges - Into	 January 	 February 	 March

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	"421,250"	"54,000"
GE High Yield Fund (Class A)	 -   	"45,552"	"520,695"
GE Small-Cap Value Equity Fund (Class A)	 -   	"1,475,434"	"356,000"
GE U.S. Equity Fund (Class A)	 -   	"2,488,275"	"8,000"
GE International Equity Fund (Class A)	"154,000"	"191,000"	"82,000"
GE Fixed Income Fund (Class A)	"79,678"	"5,593"	"4,661"
GE Mid Cap Growth (Class A)	 -   	 -   	 -
GE Short Term Govt (Class A)	"1,332"	"1,570"	 -
GE Value Equity (Class A)	"16,500"	 -   	 -
GE Premier Growth (Class A)	"16,500"	 -   	 -


Exchanges - Into	 April  	 May 	 June

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	"81,035"	"80,300"	"4,300"
GE High Yield Fund (Class A)	"18,436"	"8,798"	"44,461"
GE Small-Cap Value Equity Fund (Class A)	"124,388"	"98,200"	"61,100"
GE U.S. Equity Fund (Class A)	"103,535"	"90,600"	"135,100"
GE International Equity Fund (Class A)	"129,513"	"83,000"	 -
GE Fixed Income Fund (Class A)	"4,980"	"7,483"	"51,863"


Exchanges - Into	 July 	 August 	 September

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	"9,300"	"29,900"	 -
GE High Yield Fund (Class A)	"10,467"	"21,333"	"28,606"
GE Small-Cap Value Equity Fund (Class A)	"12,300"	"42,200"	 -
GE U.S. Equity Fund (Class A)	"53,600"	"34,600"	"64,900"
GE International Equity Fund (Class A)	"22,000"	"60,100"	"181,900"
GE Fixed Income Fund (Class A)	"16,742"	"5,717"	"22,260"


GE Aggressive Strategy Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Out Of	 October 	 November 	 December

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	 -
GE High Yield Fund (Class A)	 -   	 -   	 -
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"25,523"	"55,285"	"11,636"
GE International Equity Fund (Class A)	"11,075"	"130,248"	"54,936"
GE Fixed Income Fund (Class A)	 -   	"52,260"	 -
GE Mid Cap Growth (Class A)	"5,867"	"22,884"	"9,714"
GE Short Term Govt (Class A)	 -   	"18,519"	 -
GE Value Equity (Class A)	"24,313"	"52,435"	"5,361"
GE Premier Growth (Class A)	"12,165"	"35,626"	"24,927"


Exchanges - Out Of	 January 	 February 	 March

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	 -
GE High Yield Fund (Class A)	 -   	 -   	 -
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	 -   	 -   	"107,872"
GE International Equity Fund (Class A)	 -   	"549,066"	"30,355"
GE Fixed Income Fund (Class A)	 -   	 -   	 -
GE Mid Cap Growth (Class A)	 -   	 -   	"430,089"
GE Short Term Govt (Class A)	 -   	 -   	"323,525"
GE Value Equity (Class A)	 -   	"992,311"	 -
GE Premier Growth (Class A)	"11,417"	"651,360"	 -


Exchanges - Out Of	 April  	 May 	 June

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	"30,900"
GE High Yield Fund (Class A)	"5,000"	"6,600"	 -
GE Small-Cap Value Equity Fund (Class A)	 -   	"28,900"	 -
GE U.S. Equity Fund (Class A)	"85,500"	"27,300"	 -
GE International Equity Fund (Class A)	"34,600"	 -   	"19,900"
GE Fixed Income Fund (Class A)	"75,700"	"24,000"	 -


Exchanges - Out Of	 July 	 August 	 September

GE Aggressive Strategy Fund

Underlying Funds:
GE Emerging Markets Fund (Class A)	 -   	 -   	500
GE High Yield Fund (Class A)	 -   	 -   	"20,800"
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	"58,100"
GE U.S. Equity Fund (Class A)	 -   	"53,000"	 -
GE International Equity Fund (Class A)	 -   	 -   	"49,000"
GE Fixed Income Fund (Class A)	 -   	 -   	"35,900"


GE Aggressive Strategy Fund - Asset Allocations
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 October 	 November 	 December

Underlying Funds:
GE Emerging Markets Fund (Class A)
GE High Yield Fund (Class A)
GE Small-Cap Value Equity Fund (Class A)
GE U.S. Equity Fund (Class A)	16.22%	15.69%	16.52%
GE International Equity Fund (Class A)	30.68%	29.54%	31.77%
GE Fixed Income Fund (Class A)	13.23%	12.99%	13.48%
GE Mid Cap Growth (Class A)	5.73%	5.57%	6.04%
GE Short Term Govt (Class A)	4.71%	4.65%	4.81%
GE Value Equity (Class A)	15.25%	14.76%	15.56%
GE Premier Growth (Class A)	9.67%	9.22%	9.84%

Total Net Assets	"5,622,903"	"6,162,988"	"6,684,479"


	 January 	 February 	 March

Underlying Funds:
GE Emerging Markets Fund (Class A)		4.59%	4.69%
GE High Yield Fund (Class A)		2.06%	6.86%
GE Small-Cap Value Equity Fund (Class A)		16.41%	19.29%
GE U.S. Equity Fund (Class A)	16.97%	37.70%	37.52%
GE International Equity Fund (Class A)	28.62%	18.82%	18.48%
GE Fixed Income Fund (Class A)	13.59%	10.37%	9.73%
GE Mid Cap Growth (Class A)	5.27%	4.24%
GE Short Term Govt (Class A)	4.49%	3.41%
GE Value Equity (Class A)	14.15%
GE Premier Growth (Class A)	8.90%

Total Net Assets	"7,152,335"	"9,480,419"	"10,215,694"


	 April  	 May 	 June

Underlying Funds:
GE Emerging Markets Fund (Class A)	4.75%	5.08%	5.00%
GE High Yield Fund (Class A)	7.02%	6.71%	6.99%
GE Small-Cap Value Equity Fund (Class A)	20.25%	19.47%	20.17%
GE U.S. Equity Fund (Class A)	37.58%	37.78%	37.49%
GE International Equity Fund (Class A)	18.58%	19.03%	19.25%
GE Fixed Income Fund (Class A)	9.09%	8.74%	9.01%

Total Net Assets	"10,079,870"	"10,211,625"	"10,622,469"


	 July 	 August 	 September

Underlying Funds:
GE Emerging Markets Fund (Class A)	4.88%	5.03%	4.70%
GE High Yield Fund (Class A)	7.06%	6.86%	7.00%
GE Small-Cap Value Equity Fund (Class A)	19.63%	20.36%	20.50%
GE U.S. Equity Fund (Class A)	37.88%	37.81%	38.00%
GE International Equity Fund (Class A)	18.96%	18.45%	19.00%
GE Fixed Income Fund (Class A)	9.29%	8.93%	9.10%

Total Net Assets	"10,517,576"	"11,080,234"	"10,725,418"


GE Aggressive Strategy Fund - Expense Ratios
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	Gross Expense		Net Expense
	Ratio		Ratio

GE Aggressive Strategy Fund	0.65%		0.20%

Underlying Funds:
GE Emerging Markets Fund (Class A)	1.59%		1.53%
GE High Yield Fund (Class A)	1.01%		0.97%
GE Small-Cap Value Equity Fund (Class A)	1.11%		1.10%
GE U.S. Equity Fund (Class A)	0.83%		0.83%
GE International Equity Fund (Class A)	1.33%		1.33%
GE Fixed Income Fund (Class A)	0.80%		0.80%